Exhibit 99.2 [Alcoa logo] 2nd Quarter 2006 Analyst Conference July 10, 2006

Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the
quarter ended March 31, 2006 filed with the Securities and
Exchange Commission.
Forward-Looking Statements

[Alcoa logo] Alain J. P. Belda Chairman and Chief Executive Officer

2nd
Quarter 2006 Financial Highlights
Record income from continuing operations
of $752m or $0.86 per share
Highest quarterly revenues in company
history
of $7.96b
Record profits
in the Alumina, Primary Metals
and Engineered Solutions segments
Year to date annualized ROC
of 15.4% well
in excess of cost of capital

Safety  -
1st
Half of 2006
Lost Work Days
Total Recordables
52%
Zero Incident Locations
48%
88%
12%
329
43
0
50
100
150
200
250
300
350
No LWD LWD
# of
Locations
194
178
0
50
100
150
200
250
300
350
No TRR TRR
# of
Locations

Operational Excellence
Production records set in Alumina Segment
Quarterly production record for the refinery system
Flat-Rolled Products Segment excels
Record production at our Texarkana rolling mills
Engineered Solutions Segment has record results
Record production at Cleveland and Kofem facilities for Class 8 truck wheels
Record shipments for Class 8 truck wheels –
2nd
quarter in a
row
Record productivity in Fasteners Business –
2nd
quarter in a row

Innovation and New Products
Vino-Seal™:
First commercial use in the U.S. of new
Alcoa designed glass wine closure
Nike’s Aero Torque® and Aero Strobe®:
Multi-year
contract to supply specialty aluminum drawn tube using
custom alloys for premium brand baseball bats
Reynobond® with KEVLAR® :
Successfully tested the
Hurricane-Resistant architectural panel system
Process Breakthroughs:
Natural Media Filtration

Growth, Sustainable Development
and Portfolio Management
– Formed aluminum brazing sheet joint venture in China
– Signed an MOU to explore the feasibility of a bauxite mine and alumina refinery in Vietnam
– Opened a new Consumer Products plant in Bulgaria
– “First Pour” of Howmet’s newly installed vacuum furnace at the Whitehall,
Michigan facility
– Established a new entity in Johannesburg, South Africa for the sale and distribution of aluminum forged truck wheels in Africa
– Acquired the minority interests in our Eastalco and Intalco aluminum smelters
– Announced our plans to divest the Home Exteriors business
– Reviewing options for Soft Alloy Extrusion business

9 Global Environment Premiums have Firmed Source: Platts

10 Global Environment Days of Consumption Source: IAI, Reuters and LME

11 Global Environment Aluminum Price Lags Other Base Metals Source: LME and Dow Jones Steel Index

12 [Alcoa logo] Joseph Muscari Executive Vice President Chief Financial Officer

Record income from continuing operations of $752 million ($0.86 per share) was 22% and 52% higher than the previous and prior year quarter respectively
Included in the results is the negative impact of strike prep and settlement costs of $35m or $0.04 per share
Highest quarterly revenues of $7.96 billion – 10% and 19% higher than the previous and prior year quarter respectively
Capital expenditures were $729 million – 64% was devoted to growth projects
Working capital increased; however Days of Working Capital improved three days year over year
Debt-to-cap in target range at 32%
Trailing four quarters ROC of 11.2%;  ROC excluding growth investments of 12.8%
2nd
Quarter 2006 Financial Overview

14 Impact of Strike Prep & Settlement Costs Signing Bonus $12.5 MM Strike preparation and other contract settlement costs $22.5 MM Total $35.0 MM Earnings per share $0.04

2nd
Quarter 2006 Financial Review
In Millions 1Q'06 2Q'06 Change
Sales $7,244 $7,959 $715
Cost of Goods Sold $5,459 $5,967 $508
   % of Sales 75.4% 75.0% (0.4) pts
SG&A $369 $368 ($1)
   % of Sales 5.1% 4.6% (0.5 pts)
Restructuring and Other Charges $1 ($9) ($10)
Interest Expense $92 $98 $6
Other Income, Net (Income) ($35) ($61) ($26)
Effective Tax Rate 28.1% 28.1% 0 pts
Minority Interests $105 $124 $19
GAAP Net Income
$608 $744 $136
(Loss) Income from Discontinued Operations
($7) ($8) ($1)
Cumulative effect of Accounting Change
$0 $0 $0
GAAP Income From Continuing Operations
$615 $752 $137

16 Cash from Operations Working Capital / DWC Capex Debt to Capital 2nd Quarter 2006 Cash Flow Review

17 Revenue and ATOI Performance Historical Performance of Combined Segments ($million) Total ATOI is the sum of the segment ATOI. 0 200 400 600 800 1,000 1,200 0 2,500 5,000 7,500 10,000 ATOI Revenue

Alumina
2Q vs 2Q 2Q vs 1Q 2Q’06
53% 15% 278 ATOI ($MM)
34% 14% 713
3rd
Party Sales ($MM)
3% 1% 3,746 Production (kmt)
8% 4% 2,108
3rd
Party Shipmts (kmt)
2nd
Quarter Highlights
Realized benefit of strong LME
Production record for the entire
system
Unfavorable currency
2nd
Quarter Dynamics
3rd
Quarter Outlook
ATOI Performance
Productivity gains
Pinjarra expansion continues its
ramp up to capacity
0
50
100
150
200
250
300
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
$ Millions

Primary Metals
2nd
Quarter Highlights
2nd
Quarter Dynamics
3rd
Quarter Outlook
ATOI Performance
Increases in LME and premiums
driven by strong demand
Higher production at Alumar and
Portland
Higher energy costs, unfavorable
currency and one-time labor
contract related costs
Higher production
Power and raw materials costs will
increase
One-third of the 3rd
quarter is priced
Average June cash LME = $2,477/MT
2Q vs 2Q 2Q vs 1Q 2Q’06
162% 10% 489 ATOI ($MM)
41% 13% 1,589
3rd
Party Sales ($MM)
(2%) 2% 882 Production (kmt)
38% 8% $2,728
3rd
Party Price ($/MT)
(2%) 4% 508
3rd
Party Shipmts (kmt)
0
50
100
150
200
250
300
350
400
450
500
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
$ Millions

Flat-Rolled Products
Can Sheet
Aerospace
Automotive
Building &
Construction
Distribution
Industrial
2nd
Quarter Highlights
2nd
Quarter Dynamics
3rd
Quarter Outlook
ATOI Performance
Strong demand in the aerospace,
commercial transportation and
distribution markets
Seasonal jump in North America
can sheet volume
One time labor contract related
costs
Aerospace demand to remain
strong
Scheduled maintenance outages
2Q vs
2Q
2Q vs
1Q
2Q’06
13% 20% 79 ATOI ($MM)
20% 9% 2,115 Revenue ($MM)
0
20
40
60
80
100
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
$ Millions

Extruded & End Products
Commercial
Vehicle
Aerospace
Automotive
Building &
Construction
Distribution
Industrial
2nd
Quarter Highlights
2nd
Quarter Dynamics
3rd
Quarter Outlook
ATOI Performance
Stronger volumes in commercial
transportation, building &
construction and distribution across
all businesses
Improved profitability in the Soft
Alloy Extrusion business
Improved productivity
Consistent market and operational
conditions from 2nd
quarter
2Q vs
2Q
2Q vs
1Q
2Q’06
0% NM 20 ATOI ($MM)
15% 14% 1,328 Revenue ($MM)
-5
0
5
10
15
20
25
1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
$ Millions

Engineered Solutions
(5) (5) (6) Other
83
93
(5)
1Q06
Total
Investment Castings,
Forgings,  Fasteners
AFL, Auto. Castings
and Structures
100
97
9
2Q06
61
74
(8)
2Q05
ATOI ($MM)
2nd
Quarter Dynamics
3rd
Quarter Outlook
AFL, Auto Castings & Structures
Continued improved performance at AFL
Strong productivity gains
2005 restructuring generates benefits
Investment Castings, Forgings, Fasteners
Market demand remains strong
Productivity gains sustained
Product mix enrichment
European seasonal slowdown
Seasonal declines in North America
automotive production
$0
$20
$40
$60
$80
$100
$120
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
ATOI Third Party Revenue

Packaging & Consumer
(1) (1) (2) Other
8
(11)
20
1Q06
Total
Reynolds Food
Packaging and
Flexible Packaging
Closure Systems and
Consumer Products
37
(1)
40
2Q06
41
1
41
2Q05
ATOI ($MM)
2nd
Quarter Dynamics
3rd
Quarter Outlook
Record revenue of $834 million
Seasonal volume increases,
especially in Closure Systems
Productivity gains
Moderating resin prices quarter
over quarter
Normal seasonal slowdown
expected in Closure Systems
Consumer
Products
Closures
Flexible
Packaging
Reynolds Food
Packaging
$0
$10
$20
$30
$40
$50
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06
$600
$650
$700
$750
$800
$850
ATOI Revenue

24 3rd Quarter 2006 Outlook Summary Continued strong operational performance Continued downstream market strength Traditional seasonality Metal sensitivity Strong market fundamentals

25 For Additional Information, Contact: Tony Thene Director, Investor Relations Alcoa 390 Park Avenue New York, N.Y. 10022-4608 Telephone: (212) 836-2674 Facsimile: (212) 836-2813 www.alcoa.com

[Alcoa logo]

[Alcoa logo] Appendix

2nd
Quarter 2006 Cash Flow Review
$ In Millions 2Q'05 2Q'06
Net Income $460 $744
DD&A 312 325
Change in Working Capital (270) (428)
Other Adjustments (90) 83
Pension Contributions (28) (25)
Cash From Operating Activities 384 699
Dividends to Shareholders (132) (131)
Change in Debt (430) 191
Other Financing Activities (6) (90)
Cash From Financing Activities (568) (30)
Capital Expenditures (487) (729)
Acquisitions 0 8
Other Investing Activities 634 36
Cash From Investing Activities $147 ($685)

Reconciliation of Return on Capital
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
2Q'06 1Q'06 4Q'05 3Q'05 2Q'05
2006 YTD Bloomberg 2Q'06 Bloomberg 1Q'06 Bloomberg Bloomberg Bloomberg
In Millions
Annlzd Method Annlzd Method Annlzd Method Method Method
Net Income $2,704 $1,865 $2,976 1,581           $2,432 $1,233 $1,277 $1,271
Minority Interest $458 $368 $496 304              $420 $259 $227 $240
Interest Expense (After-tax)
$273 $268 $282 $274 $264 $261 $263 $237
Numerator (Sum Total)
$3,435 $2,501 $3,754 $2,159 $3,116 $1,753 $1,767 $1,748
Average Balances
Short-term borrowings $331 $309 $366 $350 $335 $284 $153 $152
Short-term debt $60 $55 $63 $53 $59 $58 $272 $273
Commercial paper $1,405 $1,501 $1,785 $1,652 $1,292 $771 $946 $1,093
Long-term debt $5,219 $5,335 $5,192 $5,246 $5,253 $5,312 $5,382 $5,381
Preferred Stock $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $1,419 $1,340 $1,432 $1,280 $1,378 $1,391 $1,332 $1,253
Common equity $13,842 $13,834 $14,120 $13,611 $13,596 $13,282 $13,045 $12,761
Denominator (Sum Total)
$22,331 $22,427 $23,013 $22,247 $21,968 $21,153 $21,185 $20,968
Return on Capital 15.4% 11.2% 16.3% 9.7% 14.2% 8.3% 8.3% 8.3%

Reconciliation of Adjusted Return on Capital
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
2Q'06 1Q'06 4Q'05 3Q'05 2Q'05
2006 YTD Bloomberg 2Q'06 Bloomberg 1Q'06 Bloomberg Bloomberg Bloomberg
In Millions
Annlzd Method Annlzd Method Annlzd Method Method Method
Numerator (Sum Total) $3,435 $2,501 $3,754 $2,159 $3,116 $1,753 $1,767 $1,748
Russia & Bohai Net Loss ($99) ($78) ($88) ($86) ($110) ($71) ($48) ($41)
Adjusted Net Income
$3,534 $2,579 $3,841 $2,245 $3,226 $1,824 $1,815 $1,789
Average Balances
Denominator (Sum Total) $22,331 $22,427 $23,013 $22,247 $21,968 $21,153 $21,185 $20,968
Capital Projects in Progress,
Russia & Bohai Capital Base $3,057 $2,330 $3,220 $2,139 $2,892 $1,981 $1,736 $1,539
Adjusted Capital Base $19,274 $20,097 $19,792 $20,108 $19,076 $19,172 $19,449 $19,429
Return on Capital Excluding
Growth Investments
18.3% 12.8% 19.4% 11.2% 16.9% 9.5% 9.3% 9.2%

Days of Working Capital Definition
In Millions 2Q'05 4Q'05 2Q'06
Add: Receivables from customers, less allowances 3,195 $       2,914 $       3,625 $
Add: Inventories 3,462 $       3,446 $       4,087 $
Less: Accounts payable, trade 2,339 $       2,659 $       2,822 $
Working Capital 4,318 $       3,701 $       4,890 $
Sales 6,693 $       6,666 $       7,959 $
Days of Working Capital * 58.7 d 51.1 d 55.9 d
* Days of Working Capital = Working  Capital divided by (Sales/number of days in the quarter)

Reconciliation of ATOI to Net Income
Prior periods segment information has been reclassified to reflect the movement of the Hawesville, KY automotive casting facility to discontinued operations in 2006.
The difference between total segment third-party sales and consolidated third-party sales is in Corporate.
(2) Prior periods Corporate LIFO expense has been reclassified from “Other” to combine the total impact of inventory related items.
Reconciliation of ATOI to
consolidated  net income:
1Q05 2Q05 3Q05 4Q05 2005 1Q06 2Q06
   Total ATOI $548 $561 $490 $551 $2,150 $844 $1,003
Impact of LIFO and  intersegment
profit adjustments (2)
(2) (18) (23) (19) (62) 24 13
   Unallocated amounts (net of tax):
      Interest income 7 9 12 14 42 11 10
      Interest expense (51) (56) (62) (51) (220) (60) (63)
      Minority interests (60) (60) (59) (80) (259) (105) (124)
      Corporate expense (69) (73) (82) (88) (312) (89) (82)
      Restructuring and other charges (30) (144) (5) (18) (197) (1) 6
      Discontinued operations (8) (36) (3) 14 (33) (7) (8)
      Other  (2) (75) 277 21 (99) 124 (9) (11)
   Consolidated net income $260 $460 $289 $224 $1,233 $608 $744